Small-Cap Fund Summary	Ticker: LLSCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), each dated May 1, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, shareholder reports, and other information about the Fund online at https://connect.rightprospectus.com/Longleaf. You can also obtain this information at no cost by calling (800) 445-9469 or by sending an e-mail request to Longleaf@SEasset.com.

Investment Objective

Longleaf Partners Small-Cap Fund seeks long-term capital growth.

Fees and Expenses

The following table shows the fees and expenses you may pay to buy, hold and sell shares of the Small-Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Transaction Fees and Expenses
(sales charges or loads) (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
12b-1 Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.04%
Expense Reimbursement(1)	(0.09)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%

(1)	Southeastern has contractually committed to limit operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 0.95% of average net assets per year. This agreement is in effect through at least April 30, 2026 and may not be terminated before that date without Board approval.

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Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and that Fund operating expenses are equal to the total annual fund operating expenses after expense reimbursement shown in the table through April 30, 2026, and total annual fund operating expenses thereafter. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$97	$322	$565	$1,263

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks superior long-term performance by acquiring equity securities of a limited number of small-cap U.S. companies that we believe meet our qualitative and quantitative criteria:

●	Strong businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

●	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

●	Good price that is typically 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied for almost 50 years. We believe purchasing equities at prices substantially less than their intrinsic worth establishes a margin of safety that should protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap. The Fund primarily owns common stock but may purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs).

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Small-Cap ■ Currently, a company will be considered small cap if its market capitalization (including the market capitalization of businesses to which a tracking stock relates) at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. Fund investments are not limited to companies in these indices, however, and there is no requirement to sell securities of a company if it subsequently exceeds the top of the capitalization range.

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Principal Investment Risks

The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Investment Selection Risk ■ Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks ■ As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Funds do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Stock Market Risk ■ Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, changes in trade policies resulting in higher tariffs, increased government spending, social unrest and the like. If the Fund’s price declines and you redeem your shares, you could lose money.

Small-Cap Risks ■ Smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Non-Diversification Risk ■ Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks ■ Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, changes in trade policies resulting in higher tariffs, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities.

Large Shareholder Transaction Risk ■ Certain shareholders may from time to time own a substantial amount of the shares of the Fund. The Fund may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Fund. Large redemptions may cause the Fund to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to the Fund’s expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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Performance

The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at southeasternasset.com/mutual-fund-performance/ or (800) 445-9469.

Past Fund Performance Total Return (%)

Average Annual Total Returns at December 31, 2024

	One Year	Five Years	Ten Years
Longleaf Partners Small-Cap Fund (net of fees and expenses)
Return Before Taxes	9.69%	4.26%	5.45%
Return After Taxes* on Distributions	9.66%	3.82%	3.83%
Return After Taxes* on Distributions and Sale of Fund Shares	5.76%	3.24%	3.94%
Comparative Index (reflects no deductions for fees, expenses, or taxes)
Russell 3000 Index **	23.81%	13.86%	12.55%
Russell 2000 Index	11.54%	7.40%	7.82%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

**	Effective May 1, 2024, the Fund changed its broad-based securities market index to the Russell 3000 Index due to regulatory requirements. The Fund retained the Russell 2000 Index as a performance benchmark because it is more closely aligned with the Fund’s investment strategies and restrictions.

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Management

Southeastern Asset Management, Inc. (“Southeastern”) is the Fund’s investment adviser. The following serve as portfolio managers:

O. Mason Hawkins ■ Chairman of Southeastern. Fund manager since 1989.

Ross Glotzbach ■ Chief Executive Officer of Southeastern and Head of Research. Fund manager since 2014.

Purchase and Sale of Fund Shares

Minimum investment

●	$10,000 initial purchase

●	No minimum for additional purchases

Shares of the Fund may be purchased or redeemed any day the New York Stock Exchange is open.

Regular mail instructions:

Longleaf Partners Small-Cap Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246 -0707

Overnight mail:

Longleaf Partners Small-Cap Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Telephone requests:

(800) 445-9469

Wire transfers also accepted.

Tax Information

The Fund intends to make distributions that may be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its investment adviser may pay the intermediary a fee to compensate for the services it provides, which may include performing sub-accounting and sub-transfer agent services, delivering Fund documents to shareholders and related services. These payments may create a conflict of interest by influencing the financial intermediary to make available or recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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